As filed with the Securities and Exchange Commission on April 25, 2003


                                                       Registration No. 33-87874
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                          Pre-Effective Amendment No.                        |_|
                        Post-Effective Amendment No. 13                      |X|
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|
                                Amendment No. 18


                                   ----------

                   Mutual of America Institutional Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                                 320 Park Avenue
                            New York, New York 10022
        (Address of Registrant's Principal Executive Offices) (Zip Code)
                                 (212) 224-1939
              (Registrant's Telephone Number, including Area Code)

                                   ----------

                         Dolores J. Morrissey, President
                   Mutual of America Institutional Funds, Inc.
                                 320 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                                Deborah S. Becker
                       Senior Vice President and Secretary
                   Mutual of America Institutional Funds, Inc.
                                 320 Park Avenue
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

      It is proposed that this filing will become effective:

            |_| immediately upon filing pursuant to paragraph (b).


            |X| on May 1, 2003 pursuant to paragraph (b) of Rule 485.


            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485.


            |_| on (date) pursuant to paragraph (a)(1) of Rule 485.


            |_| 75 days after filing pursuant to paragraph (a)(2).

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

================================================================================

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                             Cross-Reference Sheet

 Items in
 Part A of
 Form N-1A   Caption in Form N-1A                            Caption or Location in Prospectus
 ---------   --------------------                            ---------------------------------
     1       Front and Back Cover Pages ..................   Front and Back Covers
     2       Risk/Return Summary: Investments,
             Risks, and Performance ......................   Summary of How Our Funds Invest
     3       Risk/Return Summary: Fee Table ..............   Summary of How Our Funds Invest-- Annual Fees and Expenses
     4       Investment Objectives, Principal
             Investment Strategies, and
             Related Risks ...............................   Details about How Our Funds Invest and Related Risks
     5       Management's Discussion of Fund
             Performance .................................   Not Applicable (Included in Annual Report)
     6       Management, Organization, and
             Capital Structure ...........................   Management of the Funds
     7       Shareholder Information .....................   Information on Fund Shares
     8       Distribution Agreements .....................   Not Applicable
     9       Financial Highlights Information ............   Financial Highlights

 Items in
 Part B of                                                   Caption or Location in
 Form N-1A   Caption in Form N-1A                            Statement of Additional Information
 ---------   --------------------                            -----------------------------------
    10       Cover Page and Table of Contents ............   Cover
    11       Fund History ................................   Investment Company's Form of Operations
    12       Description of the Fund and Its
             Investments and Risks .......................   Investment Strategies and Related Risks; Fundamental Investment
                                                             Restrictions; Non-Fundamental Investment Policies; Description of
                                                             Corporate Bond Ratings; Use of Standard & Poor's Indexes
    13       Management of the Fund ......................   Management of the Investment Company
    14       Control Persons and Principal Holders
             of Securities ...............................   Investment Company's Form of Operations
    15       Investment Advisory and Other
             Services ....................................   Investment Advisory Arrangements; Administrative Arrangements;
                                                             Independent Auditors; Custodian
    16       Brokerage Allocation and Other Practices ....   Portfolio Transactions and Brokerage
    17       Capital Stock and Other Securities ..........   Investment Company's Form of Operations
    18       Purchase, Redemption, and Pricing
             of Shares ...................................   Purchase, Redemption and Pricing of Shares
    19       Taxation of the Fund ........................   Taxation of the Investment Company
    20       Underwriters ................................   Distribution of Fund Shares
    21       Calculation of Performance Data .............   Yield and Performance Information
    22       Financial Statements ........................   Not Applicable (Included in Annual Report)

 Items in
 Part C of
 Form N-1A   Caption in Form N-1A and in Part C of Registration Statement
 ---------   ------------------------------------------------------------
    23       Exhibits
    24       Persons Controlled by or Under Common Control with the Fund
    25       Indemnification
    26       Business and Other Connections of the Investment Adviser
    27       Principal Underwriters
    28       Location of Accounts and Records
    29       Management Services
    30       Undertakings

Prospectus of
                MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                EQUITY INDEX FUND

                ALL AMERICA FUND

                MID-CAP EQUITY INDEX FUND

                AGGRESSIVE EQUITY FUND

                BOND FUND

                MONEY MARKET FUND


                May 1, 2003

                ...............................................................

Institutional
Funds

                                          Distributed by:
                                          MUTUAL OF AMERICA
                                          SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 Park Avenue, New York, New York 10022                        1-800-914-8716
--------------------------------------------------------------------------------

Mutual of America  Institutional  Funds, Inc. is a mutual fund. It has these six
Funds:

      o     Equity Index Fund

      o     All America Fund

      o     Mid-Cap Equity Index Fund

      o     Aggressive Equity Fund

      o     Bond Fund

      o     Money Market Fund



Institutional investors, such as endowments, foundations and other not-for-profit organizations, pension and profit sharing plans, employee benefit trusts, corporations, and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.


There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Prospectus dated May 1, 2003

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----
Summary of How Our Funds Invest ....................................      1
   Equity Index Fund ...............................................      1
   All America Fund ................................................      1
   Mid-Cap Equity Index Fund .......................................      2
   Aggressive Equity Fund ..........................................      2
   Bond Fund .......................................................      3
   Money Market Fund ...............................................      3
   Annual Total Returns ............................................      4
   Average Annual Total Returns ....................................      6
   Annual Fees and Expenses ........................................      7
   Comparison With Prior Performance of Substantially
     Similar Fund ..................................................      8

Management of the Funds ............................................      9
   The Adviser .....................................................      9
   Subadviser for a Portion of the All America Fund ................      9
   Portfolio Managers ..............................................     10

Details about How Our Funds Invest and Related Risks ...............     11
   Investment Objectives and Principal Strategies:
     Equity Index Fund .............................................     11
     All America Fund ..............................................     12
     Mid-Cap Equity Index Fund .....................................     13
     Aggressive Equity Fund ........................................     14
     Bond Fund .....................................................     14
     Money Market Fund .............................................     15
   Risks of Investing in a Stock Fund ..............................     16
   Risks of Investing in a Bond Fund ...............................     16
   Specific Investments or Strategies, and Related Risks ...........     17


Information about Fund Shares ......................................     19
   Pricing of Funds' Shares ........................................     19
   Purchases of Fund Shares ........................................     19
   Redemptions of Fund Shares ......................................     20
   Exchanges of Fund Shares ........................................     20
   How to Purchase Shares of the Funds .............................     21
   How to Place a Redemption or Exchange Order .....................     22
   Shareholder Reports and Confirmation Statements .................     23
   Dividends, Capital Gains Distributions and Taxation of Funds ....     23
   Shareholder Taxation ............................................     23


Financial Highlights ...............................................     25

You May Obtain More Information ....................................  Back cover

--------------------------------------------------------------------------------
SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Below is a summary of the Funds' investment objectives, principal investment strategies, and principal risks for investing in the Funds.

Equity Index Fund
--------------------------------------------------------------------------------

Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) Index).

Strategy. The Fund invests primarily in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks.

      o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations (see definition below).

      o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

Risks. An investment in the Equity Index Fund is subject to market risk and financial risk (see definitions on page 2). Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

All America Fund
--------------------------------------------------------------------------------

Objective. The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

Strategy. A portion of the Fund's assets are indexed and a portion are actively managed.

      o Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks.


      o Approximately 40% of the Fund's assets are invested by the Adviser and a Subadviser with approximately 20% of the Fund's assets invested in small, mid- and large capitalization growth stocks and approximately 20% of its assets invested in small, mid- and large capitalization value stocks. The Subadviser invests primarily in mid- and large capitalization growth stocks and the


----------
Market Capitalizations of Equity Issuers


Market Capitalization refers to the aggregate market value of the equity securities that a company has issued. Companies generally are described as large cap, mid-cap or small cap. At December 31, 2002: the S&P 500(R) Index included large cap companies with market capitalizations up to $276 billion; the S&P MidCap 400(R) Index included mid-cap companies with market capitalizations up to $7.3 billion; and the Russell 2000(R) Index included small cap companies with market capitalizations up to $2.7 billion. "S&P 500" and "S&P MidCap 400" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000" is a registered trademark of the Frank Russell Company.

      Adviser invests the remaining portion of the actively managed assets. Value stocks are stocks considered to be undervalued in the marketplace taking into account the issuer's assets, earnings or growth potential. Growth stocks are stocks considered to possess above average growth potential.

Risks. An investment in the All America Fund is subject to market risk and financial risk (see definitions below). Approximately 20%-25% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk and less liquidity than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.


Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------

Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400(R) Index.

Strategy. The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund purchases futures contracts on the S&P MidCap 400 Index to invest cash prior to the purchase of common stocks.

      o Stocks included in the S&P MidCap 400 Index are issued by companies with mid-sized market capitalizations (see definition on page 1).


      o The average weighted market capitalization of companies in the Index is around $1.5 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.


Risks. An investment in the Mid-Cap Equity Index Fund is subject to market risk and financial risk (see definitions below). Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

Aggressive Equity Fund
--------------------------------------------------------------------------------

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth and value common stocks.

      o The Fund invests in growth stocks issued by companies the Adviser believes to possess above- average growth potential.

      o The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Risks. An investment in the Aggressive Equity Fund is subject to market risk and financial risk (see definitions below). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in growth and value equity securities that often trade over-the-counter and are issued by companies with small market capitalizations (see definition on page 1).

----------
Risks Defined for Investing in Equity Securities

Market Risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Equity securities generally have greater price volatility than fixed income securities.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Bond Fund
--------------------------------------------------------------------------------

Objective. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

Strategy. The Fund invests primarily in publicly-traded, investment grade debt securities.

      o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

      o The Fund generally will invest a significant portion of its assets in U.S. Government securities, corporate obligations rated BBB and mortgage-backed securities.


      o The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.


Risks. An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.

Money Market Fund
--------------------------------------------------------------------------------

Objective.  The Fund seeks current income and  preservation  of principal to the
extent  consistent  with  maintenance  of  liquidity,   investment  quality  and
stability of capital.

Strategy. The Fund invests in money market instruments that meet certain requirements.

      o The average maturity of the instruments the Fund holds will be short-term-- 90 days or less.

      o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

      o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

      o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

      o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

Risks. An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
--------------------------------------------------------------------------------

The bar charts below show the annual return of each Fund for the life of the Fund. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.

Next to each chart is the Fund's highest total return for any calendar quarter, called the best quarter, and the Fund's lowest total return for any calendar quarter, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

      Equity Index Fund:

[The following information was depicted in the printed material as a bar chart.]

                           2000   2001   2002
                           ----   ----   ----
                           -9.1% -12.1% -22.2%  The Equity Index Fund began
                                                operations on May 3, 1999.


                                                Best quarter: 14.5% during
                                                fourth quarter 1999

                                                Worst quarter: (17.3)% during
                                                third quarter 2002


      All America Fund:

[The following information was depicted in the printed material as a bar chart.]

      1997   1998   1999   2000   2001   2002
      ----   ----   ----   ----   ----   ----
       26%    21%    26%  -5.3% -17.5% -22.3%   The All America Fund began
                                                operations on May 1, 1996.

                                                Best quarter: 22.0% during
                                                fourth quarter 1998


                                                Worst quarter: (17.3)% during
                                                third quarter 2002


      Mid-Cap Equity Index Fund:

[The following information was depicted in the printed material as a bar chart.]

                                  2001   2002
                                  ----   ----
                                  -.9% -14.6%   The Mid-Cap Equity Index Fund
                                                began operations on September 1,
                                                2000.

                                                Best quarter: 17.9% during
                                                fourth quarter 2001


                                                Worst quarter: (16.5)% during
                                                third quarter 2001

      Aggressive Equity Fund:

[The following information was depicted in the printed material as a bar chart.]

                                  2001   2002
                                  ----   ----
                                -10.6% -18.8%   The Aggressive Equity Fund began
                                                operations on September 1, 2000.

                                                Best quarter: 11.1% during
                                                fourth quarter 2001


                                                Worst quarter: (14)% during
                                                third quarter 2001


      Bond Fund:

[The following information was depicted in the printed material as a bar chart.]

      1997   1998   1999   2000   2001   2002
      ----   ----   ----   ----   ----   ----
      8.9%   8.3%  -3.5%   5.9%   7.8%   7.2%   The Bond Fund began operations
                                                on May 1, 1996.


                                                Best quarter: 4.8% during third
                                                quarter 1998


                                                Worst quarter: (1.2)% during
                                                first quarter 1999

      Money Market Fund:

[The following information was depicted in the printed material as a bar chart.]

             1998   1999   2000   2001   2002
             ----   ----   ----   ----   ----
             5.3%   4.9%   6.1%   3.8%   1.5%   The Money Market Fund began
                                                operations on May 1, 1997.

                                                Best quarter: 1.6% during fourth
                                                quarter 2000


                                                Worst quarter: .3% during first
                                                quarter 2002

Average Annual Total Returns (for periods ended December 31, 2002)
--------------------------------------------------------------------------------


The table below shows average annual total returns of each Fund for the periods indicated, with after tax returns shown (for all Funds except the Money Market
Fund) assuming that a shareholder (1) owned Fund shares during each entire period and (2) sold all Fund shares at the end of each period. Returns would have been lower without expense reimbursements provided by the Adviser. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to the returns of a broad-based, unmanaged index or to Treasury Bills for the Money Market Fund. (The returns of the indexes and Treasury Bills do not reflect any management expenses or adjustments for the effect of taxes.) A Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

After tax returns shown below are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state or local taxes. Return after Taxes on Distributions and Sale of Shares may be higher than other returns for the same period due to a tax benefit from the recognition of losses upon the sale of Fund shares.


After tax returns shown below are not applicable if you are a tax-exempt entity or hold your shares in any tax-deferred arrangement. Federal income tax rates for trusts and corporations are different than the individual marginal income tax rates used to calculate the after tax returns shown below. If you pay taxes at individual rates, your actual after tax returns will depend on your tax situation and may differ from the returns shown below.



                                                                            Past           Past          For Life
                        Fund/Comparative Index(es)                        One Year*     Five Years*      of Fund*
------------------------------------------------------------------------------------------------------------------

 All America Fund
   Return before Taxes .................................................    (22.3)%        (1.5)%          3.9%
   Return after Taxes on Distributions .................................    (22.6)%        (3.6)%          1.7%
   Return after Taxes on Distributions and Sale of Shares ..............    (13.7)%        (0.7)%         3.26%
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index (1) ...................................................    (22.1)%        (0.6)%          6.2%
------------------------------------------------------------------------------------------------------------------

 Equity Index Fund
   Return before Taxes .................................................    (22.2)%          N/A        (10.1)%
   Return after Taxes on Distributions .................................    (22.6)%          N/A        (10.6)%
   Return after Taxes on Distributions and Sale of Shares ..............    (13.6)%          N/A         (8.0)%
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index (1) ...................................................    (22.1)%          N/A         (9.8)%
------------------------------------------------------------------------------------------------------------------

 Mid-Cap Equity Index Fund
   Return before Taxes .................................................    (14.6)%          N/A         (9.1)%
   Return after Taxes on Distributions .................................    (14.9)%          N/A        (9.44)%
   Return after Taxes on Distributions and Sale of Shares ..............     (8.9)%          N/A         (7.3)%
------------------------------------------------------------------------------------------------------------------
   S&P MidCap 400 Index (2) ............................................    (14.5)%          N/A         (8.6)%
------------------------------------------------------------------------------------------------------------------

 Aggressive Equity Fund
   Return before Taxes .................................................    (18.8)%          N/A        (15.4)%
   Return after Taxes on Distributions .................................    (18.8)%          N/A        (15.4)%
   Return after Taxes on Distributions and Sale of Shares ..............    (11.0)%          N/A        (12.0)%
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index (3) ..............................................    (20.5)%          N/A        (12.3)%
------------------------------------------------------------------------------------------------------------------

 Bond Fund
   Return before Taxes .................................................       7.2%          5.0%          5.9%
   Return after Taxes on Distributions .................................       4.6%          2.4%          3.3%
   Return after Taxes on Distributions and Sale of Shares ..............       4.7%          2.7%          3.4%
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index (4) ............................      10.3%          7.5%          8.0%
------------------------------------------------------------------------------------------------------------------

 Money Market Fund .....................................................       1.5%          4.3%          4.4%
   7-day current yield for period ended 12/31/02 was 1.11%
   7-day effective yield (reflecting the compounding
------------------------------------------------------------------------------------------------------------------
   90-day Treasury Bill Rate ...........................................       1.7%          4.3%           4.4%
------------------------------------------------------------------------------------------------------------------

* The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997; the Equity Index Fund began operations on May 3, 1999; and the Mid-Cap Equity Index and Aggressive Equity Funds began operations on September 1, 2000.

(1) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The S&P MidCap 400(R) is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

(3) The Russell 2000(R) is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000.

(4) The Lehman Brothers Aggregate Bond Index is an index of U.S. Government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.


      "S&P 500," "S&P MidCap 400" and "Russell 2000" are the trademarks of their respective owners.


Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.


                                                                              Mid-Cap
                                                    Equity        All         Equity      Aggressive                     Money
                                                     Index      America        Index        Equity         Bond          Market
                                                     Fund        Fund          Fund          Fund          Fund           Fund
                                                     ----        ----          ----          ----          ----           ----
Shareholder Fees* .............................      none        none          none          none           none          none
Annual Fund Operating
   Expenses (expenses that are
   deducted from fund assets)
Management Fees ...............................     .13%         .50%          .13%           .85%          .45%          .20%
Other Expenses ................................     .53          .46           .61           1.01           .40           .24
                                                   ----         ----          ----           ----          ----          ----
Total Annual Fund
Operating Expenses ............................     .66%         .96%          .74%          1.86%          .85%          .44%
Expense Reimbursement** .......................    (.53)        (.46)         (.61)         (1.01)         (.40)         (.24)
                                                   ----         ----          ----           ----          ----          ----
Net Expenses ..................................     .13%         .50%          .13%           .85%          .45%          .20%
                                                   ====         ====          ====           ====          ====          ====


----------
* The Investment Company reserves the right to impose a wire transfer charge when a shareholder's redemption proceeds are less than $5,000.

** The Adviser contractually agreed beginning as of April 1, 2002 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions and extraordinary expenses) to its investment management fees. This contractual obligation is in effect for the year 2003 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins. Accordingly, the expense reimbursement in the table has been restated to reflect the Adviser's limitation of operating expenses as though it had been in effect for all of 2002.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

      o     you make an investment of $10,000,

      o     you have a 5% annual return on your investment,

      o     all dividends and distributions are reinvested,

      o Fund operating expenses during the periods shown are limited by the Adviser to the amount of the advisory fees only during Year 1, and

      o     you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:


                                     1 Year  3 Years(1)  5 Years(1)  10 Years(1)
                                     ------  ----------  ----------  -----------
Equity Index Fund ................    $13        $213      $  374      $  851

All America Fund .................    $51        $310      $  544      $1,237

Mid-Cap Equity Index Fund ........    $13        $239      $  419      $  954

Aggressive Equity Fund ...........    $87        $601      $1,053      $2,397

Bond Fund ........................    $46        $275      $  481      $1,096

Money Market Fund ................    $20        $142      $  249      $  567


(1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.

Comparison With Prior Performance of Substantially Similar Fund
--------------------------------------------------------------------------------

The Investment Company is providing the following comparative information for the Aggressive Equity Fund, an actively managed fund that began operations on September 1, 2000.

The investment policies, objectives and strategies of the Investment Company's Aggressive Equity Fund are substantially identical to the Aggressive Equity Fund of Mutual of America Investment Corporation (called the VP Aggressive Equity
Fund). In addition, the Adviser and the portfolio manager is the same for the Aggressive Equity Fund and the VP Aggressive Equity Fund.

Shares of the VP Aggressive Equity Fund are sold only to separate accounts of Mutual of America Life Insurance Company and its former, wholly-owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

Below are average annual total returns for the VP Aggressive Equity Fund, based on information about the VP Aggressive Equity Fund that the Adviser has provided. Past performance of the VP Aggressive Equity Fund is not predictive of future performance. Investors should not consider performance data for the VP Aggressive Equity Fund as an indication of the future performance of the Aggressive Equity Fund offered under this Prospectus.

                       Average Annual Total Returns of the
              VP Aggressive Equity Fund and Aggressive Equity Fund
                       for Periods ended December 31, 2002


                                                                                             Since Inception of
                                                 One Year     Five Years     Ten Years      Institutional Fund(1)
                                                 --------     ----------     ---------      ---------------------
 VP Aggressive Equity Fund ...................     (20.5)%        (0.9)%        N/A                    9.3%
 Aggressive Equity Fund ......................     (18.8)%         N/A          N/A                  (15.4)%


----------
(1) The Investment Company's Aggressive Equity Fund commenced operations on September 1, 2000.

Results for the VP Aggressive Equity Fund are different than the results that would have been obtained for the Investment Company Aggressive Equity Fund.


      o Use of the Investment Company Aggressive Equity Fund's expenses for the VP Aggressive Equity Fund would have lowered performance results. The total operating expenses (after reimbursements) during the periods shown above as a percentage of average net assets were .85% for the VP Aggressive Equity Fund and .91% of average net assets for the Aggressive Equity Fund.

      o At December 31, 2002, VP Aggressive Equity Fund had net assets of $238 million, compared to Investment Company Aggressive Equity Fund net assets of $10.9 million.

--------------------------------------------------------------------------------
    MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $7.9 billion at December 31, 2002. As Adviser, Capital
Management:


      o     places orders for the purchase and sale of securities,

      o     engages in securities research,

      o makes recommendations to and reports to the Investment Company's Board of Directors,

      o     provides certain administrative services for the Funds, and

      o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2003, are:

      o     Equity Index Fund -- .125%

      o     All America Fund -- .50%

      o     Mid-Cap Equity Index Fund -- .125%

      o     Aggressive Equity Fund -- .85%

      o     Bond Fund -- .45%

      o     Money Market Fund -- .20%

Subadviser for a Portion of the All America Fund
--------------------------------------------------------------------------------

The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to a Subadviser. The Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadviser for its advisory services to the All America Fund.


      o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 2002, Oak Associates had assets under management of approximately $17.4 billion.

Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Mid-Cap Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.


All America Fund

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management, where he had been since 1991. He has 30 years of experience in selecting securities for and managing equity portfolios.


James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager, who has more than 23 years of investment experience, is assisted with portfolio management responsibilities by Donna Barton and Margaret Ballinger, trading, and Doug MacKay, equity research. These individuals, each of whom has been at Oak Associates for more than five years, have 23 years, 26 years and 12 years, respectively, of experience in the investment business and play a key role in the day-to-day management of the firm's portfolios.


Aggressive Equity Fund

Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management, where he had been since 1991.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Below is a discussion of the principal strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders.

Investment Objectives and Principal Strategies
--------------------------------------------------------------------------------

Equity  Index Fund: The  investment  objective  of the  Equity  Index Fund is to
                    provide   investment   results   that   correspond   to  the
                    performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

      o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

            o Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

            o The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P 500 Index.

            o The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500 Index.

      o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.


Mutual of America's investment in the Fund was approximately $16 million as of the date of this prospectus. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


--------------------------------------------------------------------------------
    Standard & Poor's (S&P) does not sponsor,  endorse,  sell or promote the Equity  Index Fund,  All America  Fund or Mid-Cap  Equity  Index
    Fund.  "Standard & Poor's(R),"  "S&P(R)," the "S&P 500 Index(R)" and
    the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or  operation  of the Equity  Index Fund,  All America  Fund or
    Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.
--------------------------------------------------------------------------------

All America Fund: The  investment  objective  of  the  All  America  Fund  is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.


Mutual of America's investment in the Fund was approximately $22 million as of the date of this prospectus. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and a Subadviser actively manage this portion of the All America Fund, which is called the Active Assets.

If the Adviser or Subadviser actively trades the Fund's portfolio securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and are subject to taxation.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values. The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets.

Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

      o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

      o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.

The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:

      o     below market debt levels,

      o     earnings growth of 10% or more,

      o     current yield greater than the average of the S&P 500, and

      o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.

The Adviser--Small Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation, issued by companies with small market capitalizations.

      o     The  securities  of  these   companies   often  are  traded  in  the
            over-the-counter market.

      o The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2000 Index.

The Adviser at times actively trades the securities in its portion of the All America Fund, depending on market conditions.

The Adviser uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities through in-house analysts before making an investment.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. The Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:

      o     monitor 200 stocks,

      o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

      o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

Mid-Cap Equity Index Fund:  The investment objective of the Mid-Cap Equity Index
                            Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index.

The Fund seeks to achieve its objective primarily by:

      o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.

            o Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

            o The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

            o The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400 Index.

      o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.


Mutual of America's investment in the Fund was approximately $19 million as of the date of this prospectus. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


Aggressive Equity Fund: The investment objective of the Aggressive Fund is capital appreciation. The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

      o     Growth  stocks  are  stocks  that  the  Adviser  considers  to  have
            above-average  growth  potential,   based  on  earnings,   sales  or
            prospective economic or political changes.

      o Value stock are stock that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, evaluating an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

The Adviser may at times actively trade the Fund's portfolio securities, which will result in higher transaction costs for the Fund and may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and are subject to taxation.


Mutual of America's investment in the Fund was approximately $10 million as of the date of this prospectus. At such future time as Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".


Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests in bonds, which are debt obligations. At least 80% of the Fund's assets are invested in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

      o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.


      o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of fixed-income securities.

      o     At December  31,  2002,  the Bond  Fund's net assets  were  invested approximately 36% in corporate debt securities, 27% in U.S. Government securities and 35% in mortgage-backed securities. At that date the Fund had 62% of its net assets in obligations rated AAA, 25% in corporate obligations rated BBB and 6% in corporate obligations rated below investment grade.


The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.


The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.


Money Market Fund:  The investment  objective of the Fund is to realize  current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.

      o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 2002, 100% of the Fund's assets were invested in commercial paper.

      o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

      o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

      o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------

When you invest in a stock fund, you should consider that:

      o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

      o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

      o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

      o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

      o A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

      o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

      o American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

      o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

      o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

      o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

      o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

      o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

      o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

      o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

      o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

      o Foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

      o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the investment strategies used by the Funds.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

      o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

      o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

      o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

      o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

      o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund and Aggressive Equity Fund to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks From Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

      o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

      o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

      o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. Orders received by retirement plan omnibus accounts on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Funds' Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day.

A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

      o In determining a Fund's net asset value, the Adviser uses market value.

      o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

      o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. If a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

Redemptions of Fund Shares
--------------------------------------------------------------------------------


A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" above under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000, even if the account balance has fallen below $5,000 due to a decline in the value of Fund shares.

Exchanges of Fund Shares
--------------------------------------------------------------------------------

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:                    A   prospective   purchaser   must  complete  an
                                application, including any required resolutions,
                                attached  to this  Prospectus.  You  may  obtain
                                additional    applications    by   calling   the
                                Investment Company at 1-800-914-8716.

Application Delivery:           A  prospective   purchaser   should   deliver  a
                                completed    application    to   a    registered
                                representative  of the  Distributor.  Registered
                                representatives   are  employees  of  Mutual  of
                                America Life Insurance Company.

Application Approval:           After the  Investment  Company  and  Distributor
                                have  approved an  application,  the  registered
                                representative (or the Investment  Company) will
                                notify  the   prospective   purchaser  that  the
                                account  has  been   established  and  that  the
                                purchaser may transmit the initial purchase amount.


Minimum Purchase:               A shareholders'  initial  purchase must total at
                                least $25,000, and subsequent purchases must total at least $5,000.


Wire Transfer of Funds:         An investor  must send all  purchase  amounts by
                                wire transfer of Federal Funds to the Investment
                                Company's  account at its transfer  agent,  on a
                                day the New  York  Stock  Exchange  is open  for
                                trading and banks are open for wires.  Your bank
                                may charge you a fee for the wire transfer. Your
                                bank  should  wire  funds   according  to  these
                                instructions:

                                State Street Bank and Trust Company
                                Boston, Massachusetts 02101
                                ABA #011-000028
                                BNF = AC-49097181, Mutual Funds F/B/O Mutual of
                                                   America
                                OBI = Purchaser:           Acct. No.: [required]
                                $   to Equity              $   to All America
                                       Index Fund                 Fund
                                $   to Mid-Cap Equity      $   to Aggressive
                                       Index Fund                 Equity Fund
                                $   to Bond Fund           $   to Money Market
                                                                  Fund

                                Your funds may be returned to you if the transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing.


Receipt of Order:               Wire transfer  funds  received by the Investment
                                Company  in  its  account  prior  to  4:00  p.m.
                                Eastern   Time  on  a  Valuation   Day  will  be
                                considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day.


Wire Transfer  Days:            Wire  transfers  for the purchase of Fund shares
                                can be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. The Investment Company anticipates that wire transfers cannot be made on Saturdays and Sundays, and the holidays of Martin Luther King, Jr.'s Birthday, Presidents'
                                Day,  Good Friday,  Memorial  Day,  Independence
                                Day,  Labor Day,  Columbus Day,  Veterans'  Day,
                                Thanksgiving  Day,  Christmas Day and New Year's
                                Day.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------

Who May Give an Order:          Only a shareholder's  authorized  person using a
                                Personal  Identification  Number  (PIN)  that we
                                have  assigned may place a  redemption  order or
                                exchange   order.   A   shareholder   must  list
                                authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Orders by Telephone:            A shareholder may place a redemption or exchange
                                order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.

                                A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a
                                Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.

                                The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account and the shareholder's account number, and record telephone requests.

                                The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:             A shareholder  may make a redemption or exchange
                                request in writing. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                                The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                                A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will forward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:            A shareholder will receive  redemption  proceeds
                                by wire  transfer  of Federal  Funds to the bank
                                account  stated  in  the  shareholder's  initial
                                application,  or in an amended  application.  An
                                authorized  person may not  specify a  different
                                bank  account  by   telephone.   If   redemption
                                proceeds  are less than $5,000,  the  Investment
                                Company may impose a wire transfer fee that will be deducted from the proceeds.

Exchange Proceeds:              The  proceeds  from the shares of the Fund being
                                exchanged  are   immediately   applied  for  the
                                purchase of shares in another Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the period, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.


Dividends, Capital Gains Distributions and Taxation of Funds
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

      o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

      o     receive dividends and distributions in cash; or

      o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider.

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

      o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

      o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

      o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

      o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

      o     A potential  investor  should  consider the tax impact of purchasing
            Fund  shares  when  the  Fund  is  expected  to  pay   dividends  or
            distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

      o a shareholder has not provided a correct taxpayer identification number, or

      o a shareholder has not made the certifications required to be exempt from withholding, or

      o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January,  the Investment  Company will provide to Fund shareholders who are
not   tax-exempt   entities   reports  of  the  Federal  income  tax  status  of
distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for five years or for the period of a Fund's operations if less than five years.


The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for 2002 has been audited by KPMG LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request. Prior to 2002, the Investment Company's financial statements were audited by another independent auditor which has ceased operations.


Equity Index Fund
--------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                                 ---------------------------------------------
                                                                  2002       2001        2000       1999*
                                                                 ------      ------     -------    -------
Net Asset Value, Beginning of Period/Year ....................   $ 8.32      $ 9.56      $10.80     $10.00
                                                                 ------      ------      ------     ------
Income From Investment Operations:
  Net Investment Income ......................................      .10         .09         .10        .08
  Net Gains or Losses on Securities -- realized
    and unrealized ...........................................    (1.94)      (1.24)      (1.07)       .82
                                                                 ------      ------      ------     ------
    Total From Investment Operations .........................    (1.84)      (1.15)      (0.97)       .90
                                                                 ------      ------      ------     ------
Less Dividend Distributions:
  From net investment income .................................     (.10)       (.09)       (.10)      (.08)
  From capital gains .........................................       --          --        (.17)      (.02)
                                                                 ------      ------      ------     ------
    Total Distributions ......................................     (.10)       (.09)       (.27)      (.10)
                                                                 ------      ------      ------     ------
Net Asset Value, End of Period/Year ..........................   $ 6.38      $ 8.32      $ 9.56     $10.80
                                                                 ------      ------      ------     ------
Total Return(d) ..............................................    -22.2%      -12.1%       -9.1%       9.0%(a)
Net Assets, End of Period/Year ($ millions) ..................   $ 24.8      $ 30.0      $ 32.8     $ 29.5
Ratio of Net Investment Income to Average Net Assets .........     1.42%       1.06%       .98%       1.22%(b)
Ratio of Expenses to Average Net Assets ......................      .66%        .63%        .59%       .63%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement .....................................      .18%        .33%        .32%       .32%(b)
Portfolio Turnover Rate(c) ...................................     2.54%       4.08%       5.76%      5.67%


----------
*     Commenced operations May 3, 1999.

See footnotes on page 28.

All America Fund
--------------------------------------------------------------------------------


                                                                          Year Ended December 31,
                                                               --------------------------------------------
                                                                2002      2001     2000     1999      1998
                                                                -----     -----    -----    -----     -----
Net Asset Value, Beginning of Year ..........................  $ 9.26    $11.31   $16.47    $15.08   $12.65
                                                               ------    ------   ------    ------   ------
Income From Investment Operations:
  Net Investment Income .....................................     .06       .04      .09       .09      .07
  Net Gains or Losses on Securities --
    realized and unrealized .................................   (2.12)   (2.02)     (.94)     3.81     2.57
                                                               ------    ------   ------    ------   ------
    Total From Investment Operations ........................   (2.06)   (1.98)     (.85)     3.90     2.64
                                                               ------    ------   ------    ------   ------
Less Dividend Distributions:
  From net investment income ................................    (0.6)     (.07)    (.09)     (.08)    (.08)
  From capital gains ........................................      --        --    (4.22)    (2.43)    (.13)
                                                               ------    ------   ------    ------   ------
    Total Distributions .....................................    (.06)     (.07)   (4.31)    (2.51)    (.21)
                                                               ------    ------   ------    ------   ------
Net Asset Value, End of Year ................................  $ 7.14    $ 9.26   $11.31    $16.47   $15.08
                                                               ======    ======   ======    ======   ======
Total Return(d) .............................................   -22.3%    -17.5%    -5.3%     26.0%    21.0%
Net Assets, End of Year ($ millions) ........................  $ 38.9    $ 50.1   $ 62.2    $ 72.4   $ 70.8
Ratio of Net Investment Income to Average Net Assets ........     .70%      .41%     .53%      .51%     .55%
Ratio of Expenses to Average Net Assets .....................     .96%      .95%     .86%      .85%     .84%
Ratio of Expenses to Average Net Assets after
  Expense Reimbursement .....................................     .60%      .84%     .82%       84%     .82%
Portfolio Turnover Rate(c) ..................................   85.60%    83.73%  109.97%    34.89%   41.25%


----------
See footnotes on page 28.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------


                                                                                 Year Ended December 31,
                                                                              ----------------------------
                                                                              2002        2001       2000*
                                                                             ------      ------     ------
Net Asset Value, Beginning of Period/Year .............................      $ 9.25      $ 9.41     $10.00
                                                                             ------      ------     ------
Income From Investment Operations:
  Net Investment Income ...............................................         .08         .08        .02
  Net Gains or Losses on Securities -- realized
    and unrealized ....................................................       (1.43)       (.16)      (.56)
                                                                             ------      ------     ------
    Total From Investment Operations ..................................       (1.35)       (.08)      (.54)
                                                                             ------      ------     ------
Less Dividend Distributions:
  From net investment income ..........................................        (.08)       (.08)      (.02)
  From capital gains                                                             --          --       (.03)
                                                                             ------      ------     ------
    Total Distributions ...............................................        (.08)       (.08)      (.05)
                                                                             ------      ------     ------
Net Asset Value, End of Period/Year ...................................      $ 7.82      $ 9.25     $ 9.41
                                                                             ======      ======     ======
Total Return(d) .......................................................       -14.6%       -0.9%      -5.4%(a)
Net Assets, End of Period/Year ($ millions) ...........................      $ 20.8      $ 23.7     $ 23.7
Ratio of Net Investment Income to Average Net Assets ..................        1.42%        .88%       .75%(b)
Ratio of Expenses to Average Net Assets ...............................         .66%        .66%       .64%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ..............................................         .18%        .33%       .32%(b)
Portfolio Turnover Rate(c) ............................................       12.29%      24.05%     17.72%


----------
*     Commenced operations September 1, 2000.

See footnotes on page 28.

Aggressive Equity Fund
--------------------------------------------------------------------------------


                                                                                 Year Ended December 31,
                                                                             -----------------------------
                                                                              2002        2001       2000*
                                                                             ------      ------     ------
Net Asset Value, Beginning of Period/Year .............................      $ 8.31      $ 9.30     $10.00
                                                                             ------      ------     ------
Income From Investment Operations:
  Net Investment Income ...............................................         .01        (.01)       .02
  Net Gains or Losses on Securities-- realized
    and unrealized ....................................................       (1.57)       (.98)      (.70)
                                                                             ------      ------     ------
    Total From Investment Operations ..................................       (1.56)       (.99)      (.68)
                                                                             ------      ------     ------
Less Dividend Distributions:
  From net investment income ..........................................          --          --       (.02)
  From capital gains ..................................................          --          --         --
                                                                             ------      ------     ------
    Total Distributions ...............................................          --          --       (.02)
                                                                             ------      ------     ------
Net Asset Value, End of Period/Year ...................................      $ 6.75      $ 8.31     $ 9.30
                                                                             ======      ======     ======
Total Return(d) .......................................................       -18.8%      -10.6%      -6.7%(a)
Net Assets, End of Period/Year ($ millions) ...........................      $ 10.9      $ 12.8     $ 14.0
Ratio of Net Investment Income to Average Net Assets ..................        -.15%       -.09%       .78%(b)
Ratio of Expenses to Average Net Assets ...............................        1.86%       1.79%      1.52%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ..............................................         .91%       1.10%      1.08%(b)
Portfolio Turnover Rate(c) ............................................       215.5%     214.65%     59.63%


----------
*     Commenced operations September 1, 2000.

See footnotes on page 28.

Bond Fund
--------------------------------------------------------------------------------


                                                                          Year Ended December 31,
                                                                -------------------------------------------
                                                                2002      2001     2000     1999      1998
                                                                -----     -----    -----    -----     -----
Net Asset Value, Beginning of Year ..........................   $9.46     $9.33    $9.45    $10.41   $10.41
                                                                -----     -----   ------    ------   ------
Income From Investment Operations:
  Net Investment Income .....................................     .53       .59      .66       .60      .61
  Net Gains or Losses on Securities
    (realized and unrealized) ...............................     .14       .13     (.12)     (.87)     .24
                                                                -----     -----   ------    ------   ------
Total From Investment Operations ............................     .67       .72      .54      (.27)     .85
Less Dividend Distributions:
  From net investment income ................................    (.52)     (.59)    (.66)     (.60)    (.62)
  From capital gains ........................................    (.18)       --       --      (.09)    (.23)
                                                                -----     -----   ------    ------   ------
    Total Distributions .....................................    (.70)     (.59)    (.66)     (.69)    (.85)
                                                                -----     -----   ------    ------   ------
Net Asset Value, End of Year ................................   $9.43     $9.46    $9.33    $ 9.45   $10.41
                                                                =====     =====   ======    ======   ======
Total Return(d) .............................................     7.2%      7.8%*    5.9%     -3.5%     8.3%
Net Assets, End of Year ($ millions) ........................   $35.8     $32.7    $28.2     $28.7    $25.2
Ratio of Net Investment Income to Average Net Assets ........    5.53%     6.28%    6.93%     6.23%    5.84%
Ratio of Expenses to Average Net Assets .....................     .84%      .85%     .93%      .93%     .97%
Ratio of Expenses to Average Net Assets After
    Expense Reimbursement ...................................     .51%      .70%     .70%      .70%     .70%
Portfolio Turnover Rate(c) ..................................   57.86%     8.18%   18.33%    10.07%   33.32%


----------
* In 2001, 1.8% of the Fund's total return consists of a voluntary reimbursement by an affiliate of the adviser for a realized investment loss. Excluding this item, total return would have been 6.0%.

See footnotes on page 28.

Money Market Fund
--------------------------------------------------------------------------------


                                                                       Year Ended December 31,
                                                               ---------------------------------------
                                                           2002       2001      2000      1999      1998
                                                           -----      -----     -----     -----     -----
Net Asset Value, Beginning of Year .....................   $10.53    $10.52    $10.39     $10.23    $10.15
                                                           ------    ------    ------     ------    ------
Income From Investment Operations:
  Net Investment Income ................................      .16       .40       .63        .50       .52
  Net Gains or Losses on Securities --
    realized and unrealized ............................       --        --        --         --        --
                                                           ------    ------    ------     ------    ------
    Total From Investment Operations ...................      .16       .40       .63        .50       .52
                                                           ------    ------    ------     ------    ------
Less Dividend Distributions:
    From net investment income .........................     (.16)     (.39)     (.50)      (.34)     (.44)
                                                           ------    ------    ------     ------    ------
    Total Distributions ................................     (.16)     (.39)     (.50)      (.34)     (.44)
                                                           ------    ------    ------     ------    ------
Net Asset Value, End of Year ...........................   $10.53    $10.53    $10.52     $10.39    $10.23
                                                           ======    ======    ======     ======    ======
Total Return(d) ........................................      1.5%      3.8%      6.1%       4.9%      5.3%
Net Assets, End of Year ($ millions) ...................   $ 66.4    $ 64.2    $ 67.6     $ 30.2     $ 6.5
Ratio of Net Investment Income to Average Net Assets ...     1.48%     3.76%     6.01%      4.86%     5.14%
Ratio of Expenses to Average Net Assets ................      .44%      .43%      .59%      1.02%     3.21%
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ...............................      .25%      .40%      .40%       .40%      .40%
Portfolio Turnover Rate(c) .............................      N/A       N/A       N/A        N/A       N/A


----------
*     Commenced operations May 1, 1997.


(a)   Not annualized.


(b)   Annualized.

(c)   Portfolio turnover rate excludes short-term securities.


(d) Total return would have been lower had certain expenses not been reduced through expense reimbursement.


N/A   Not Applicable

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement and Statement of Additional Information. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

      o     writing  to us at  320  Park  Avenue,  New  York,  NY  10022,  Attn:
            Institutional Funds, or

      o     calling   1-800-914-8716   and   asking   for   Mutual  of   America
            Institutional Funds, Inc.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the Commission's Public Reference Section, Washington, DC 20549-6009. You can call the Commission at 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922

--------------------------------------------------------------------------------

Distributed by:
MUTUAL OF AMERICA SECURITIES CORPORATION

Investment Adviser
MUTUAL OF AMERICA CAPITAL
   MANAGEMENT CORPORATION

Transfer and Shareholder Services Agent
STATE STREET BANK AND TRUST COMPANY

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (800) 914-8716


            EQUITY INDEX FUND                 AGGRESSIVE EQUITY FUND
            ALL AMERICA FUND                  BOND FUND
            MID-CAP EQUITY INDEX FUND         MONEY MARKET FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2003



This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May 1, 2003, and you should keep it for future use. The Investment Company's audited financial statements included in its most recent annual report to shareholders, and its independent auditors' report thereon, are incorporated by reference and made a part of this SAI.


Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the toll free telephone number listed above.



                               TABLE OF CONTENTS
                                                                           Page
                                                                           -----
 Investment Company's Form of Operations ..............................      2
 Investment Strategies and Related Risks ..............................      3
   Additional Permitted Investments ...................................      3
   Additional Investment Strategies ...................................      5
   Additional Information about Specific Types of Securities ..........      9
 Fundamental Investment Restrictions ..................................     13
 Non-Fundamental Investment Policies ..................................     14
 Management of the Investment Company .................................     15
 Investment Advisory Arrangements .....................................     17
 Administrative Agreements ............................................     20
 Portfolio Transactions and Brokerage .................................     20
 Purchase, Redemption and Pricing of Shares ...........................     22
 Taxation of the Investment Company ...................................     23
 Taxation of Shareholders .............................................     23
 Yield and Performance Information ....................................     25
 Description of Corporate Bond Ratings ................................     28
 Distribution of Fund Shares ..........................................     29
 Legal Matters ........................................................     29
 Independent Auditors .................................................     29
 Prior Independent Auditors ...........................................     30
 Custodian ............................................................     30
 Use of Standard & Poor's Indexes .....................................     30

                    INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently six Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund.


Offering of Shares
--------------------------------------------------------------------------------

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.


Description of Shares
--------------------------------------------------------------------------------

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has six classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

                    INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments
--------------------------------------------------------------------------------

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

      o     money market instruments, and

      o     U.S. Government and U.S. Government agency obligations.

All America Fund -- In addition to common stocks, the Adviser and the Subadviser who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

      o securities convertible into common stocks, including warrants and convertible bonds,

      o     bonds,

      o     money market instruments,

      o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

      o     foreign securities and ADRs,

      o     futures and options contracts, and

      o     preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) may also be invested in:

      o     money market instruments, and

      o     U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadviser.

Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

      o securities convertible into common stocks, including warrants and convertible bonds,

      o     bonds,

      o     money market instruments,

      o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

      o     foreign securities and ADRs,

      o     futures and options contracts, and

      o     preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

      o     asset-backed securities,

      o     non-investment grade securities,

      o     foreign securities,

      o     cash and money market instruments,

      o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

      o     preferred stock

      o     options and futures contracts, and

      o     equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

      o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

      o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

      o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

      o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

      o variable amount floating rate notes; and o debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements --

      o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

      o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and
"Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will maintain an amount of cash, cash equivalents or other liquid securities in a segregated account in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

      o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

      o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

      o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

      o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

      o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

      o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

      o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

      o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

      o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

            o A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

            o A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

      o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

      o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

            o Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

            o As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

      o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

      o     In  addition,   the  Funds  may  write  call  options  on  portfolio
            securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

            o When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

            o If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

            o A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


Risks in futures and options transactions include the following:

      o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

            The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

      o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

      o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

      o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

      o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

      o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

      o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities And Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

      o     changes in currency rates or currency exchange control regulations,

      o     the possibility of expropriation,

      o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

      o less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

      o     the impact of political, social or diplomatic developments, and

      o     the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

      o     invest more than 10% of its total assets in asset-backed securities,

      o     invest  in  interest-only   strips  or   principal-only   strips  of
            asset-backed securities, or

      o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks--Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

      o if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

      o if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

      o     invest  in  interest-only   strips  or   principal-only   strips  of
            mortgage-backed securities, or

      o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.    purchase physical commodities or contracts involving physical commodities;

3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.    based  on  its   investment   in  an  issuer's   voting   securities,   be
      non-diversified as defined under the 1940 Act, as amended from time to time.

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9. lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 33 1/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

                      NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.    lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.   invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.   invest more than 5% of its assets in warrants; or

16.   invest more than 10% of its assets in preferred stock.

                      MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940 ("Independent Directors"). The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on directors of investment companies by the Investment Company Act of 1940 and on directors by the laws of Maryland. The Board of Directors elects officers of the Investment Company annually.The address of each Director and officer is c/o the Investment Company, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser. Ms. Morrissey is a director of Mutual of America Investment Corporation, which also receives investment advice from the Adviser. Accordingly, the Independent Directors oversee six portfolios in the same fund complex, and Ms. Morrissey oversees fifteen portfolios in the same fund complex.

Independent Directors
--------------------------------------------------------------------------------

                              Length of               Principal Occupation(s)                      Other Directorships
Name and Age                 Time Served                in Past Five Years                          Held by Director

------------------------------------------------------------------------------------------------------------------------------

Kevin M. Kearney             since 2/96            Partner, Wingate, Kearney &                 none
age 50                                             Cullen (law firm)

------------------------------------------------------------------------------------------------------------------------------

John T. Sharkey              since 2/96            Chairman & CEO, Kane, Saunders &            Michael Smurfit Graduate School
age 66                                             Smart (consulting), March 2000              of Business (Dublin, Ireland)
                                                   to present; Vice President, MCI
                                                   WorldCom, until December 1999

------------------------------------------------------------------------------------------------------------------------------

Stanley Shmishkiss           since 8/96            Owner, Stanley Shmishkiss                   Trustee, American Cancer Society
age 83                                             Insurance Agency; Chairman                  Foundation
                                                   Emeritus, American Cancer
                                                   Society Foundation

------------------------------------------------------------------------------------------------------------------------------

John Silber                  since 2/96            Chancellor, Boston University               none
age 76

------------------------------------------------------------------------------------------------------------------------------

Patrick J. Waide, Jr.        since 8/96            Senior Vice President,                      Trustee, School for Ethical
age 65                                             Administration, Sullivan &                  Education; Director, American
                                                   Company                                     Federation for Aging Research

Interested Director
--------------------------------------------------------------------------------

                              Length of               Principal Occupation(s)                      Other Directorships
Name and Age                 Time Served                in Past Five Years                          Held by Director

------------------------------------------------------------------------------------------------------------------------------

Dolores Morrissey            since 10/94           Chairman & CEO, Mutual of                   Mutual of America Investment
President and Chairman,                            America Securities Corporation,             Corporation; Mutual of America
age 74                                             since March 2001, and prior                 Securities Corporation;
                                                   thereto, President & CEO;                   Yorkville Common Pantry;
                                                   President, Mutual of America                Director and Treasurer,
                                                   Investment Corporation                      Yorkville Christian-Jewish
                                                                                               Council

Ms. Morrissey is considered an "interested person" of the Investment Company because of her position with the Securities Corporation, the Investment Company's principal underwriter and an affiliate of the Adviser.

Officers
--------------------------------------------------------------------------------

                               Length of               Principal Occupation(s)                        Directorships
Name, Position and Age        Time Served                in Past Five Years                          Held by Officer

------------------------------------------------------------------------------------------------------------------------------


Manfred Altstadt                  since 10/94      Senior Executive Vice President             Mutual of America; Mutual of
Senior Executive Vice                              and Chief Financial Officer,                America Investment Corporation;
President and Treasurer,                           Mutual of America, Mutual of                Mutual of America Securities
age 53                                             America Capital Management                  Corporation; Mutual of America
                                                   Corporation and Mutual of                   Holding Company, Inc.; Fund
                                                   America Holding Company, Inc.;              Director and Treasurer, Calvary
                                                   Senior Executive Vice President,            Hospital; Director and
                                                   Chief Financial Officer and                 Treasurer, Orange County
                                                   Treasurer, Mutual of America                Community College Educational
                                                   Investment Corporation                      Foundation

------------------------------------------------------------------------------------------------------------------------------


Patrick J. Burns                   10/94           Senior Executive Vice President             Mutual of America; Irish
Senior Executive Vice President                    and General Counsel, Mutual of              American Legal and Education
and General Counsel, age 56                        America, Mutual of America                  Research Foundation
                                                   Capital Management Corporation,
                                                   Mutual of America Securities
                                                   Corporation, Mutual of America
                                                   Holding Company, Inc. and Mutual
                                                   of America Investment
                                                   Corporation

------------------------------------------------------------------------------------------------------------------------------

John R. Greed                      since 11/98     Executive Vice President and                Mutual of America Holding
Executive Vice President and                       Treasurer, Mutual of America,               Company, Inc.
Chief Financial Officer, age 43                    Mutual of America Capital
                                                   Management Corporation and
                                                   Mutual of America Holding
                                                   Company, Inc.; Executive Vice
                                                   President, Controller and Chief
                                                   Accounting Officer, Mutual of
                                                   America Investment Corporation


------------------------------------------------------------------------------------------------------------------------------

Deborah S. Becker Senior Vice      since 8/02      Senior Vice President and                   none
President and Secretary, age 47                    Associate General Counsel,
                                                   Mutual of America

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The
Investment Company has no Audit Committee; the entire Board of Directors fulfills the obligations that an Audit Committee would have.

Mr. Shmishkiss is a trustee of the American Cancer Society Foundation, and Thomas J. Moran, the President and Chief Executive Officer of Mutual of America, also is a trustee of the Foundation. Set forth below is a table showing compensation paid to the Independent Directors during 2002. The cost of compensating Independent Directors is divided equally among the Funds. The Interested Director and officers of the Investment Company do not receive compensation from the Investment Company for their services.


                                         Aggregate            Pension or                          Total Compensation from
                                     Compensation from    Retirement Benefits      Estimated       Investment Company and
                                        Investment        Accrued as Part of       Benefits         Other Investment
Name of Director                        Company(1)          Fund Expenses       Upon Retirement   Companies in Complex(2)
----------------                        ----------          -------------       ---------------   -----------------------
Kevin M. Kearney ..................      $27,707                None                 None                $27,707
John T. Sharkey ...................      $21,643                None                 None                $21,643
Stanley Shmishkiss ................      $25,354                None                 None                $25,354
John R. Silber ....................      $25,354                None                 None                $25,354
Patrick J. Waide, Jr. .............      $24,643                None                 None                $24,643


----------
(1) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $16,000 and a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

(2) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.


At April 11, 2003, Mutual of America Life Insurance Company (Mutual of America) owned approximately 57% of the All America Fund's shares, 94% of the Mid-Cap Equity Index Fund's shares, 91% of the Aggressive Equity Fund's shares, 70% of the Bond Fund's shares, 2% of the Money Market Fund's shares and 63% of the Equity Index Fund's shares. Mutual of America has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America will control the outcome of voting by shareholders of each of the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds and by shareholders of all of the Funds voting together. The address for Mutual of America, a New York corporation, is 320 Park Avenue, New York, NY 10022.


                        INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America.
The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadviser named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors. Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

      o performing investment research and evaluating pertinent economic, statistical and financial data;

      o     consultation  with the Investment  Company's  Board of Directors and
            furnishing   to  the   Investment   Company's   Board  of  Directors
            recommendations with respect to the overall investment plan;

      o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

      o     management of investments;

      o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

      o     maintaining all required records;

      o     making arrangements for the safekeeping of assets; and

      o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.


The Board of Directors of the Investment Company at a meeting held on February 24, 2003, reapproved the Investment Advisory Agreement with the Adviser, and the advisory fees payable thereunder, for an additional year. As part of its deliberations, the Board reviewed written information provided to it from a number of sources and took into consideration the following factors: the overall scope and quality of the services provided to the Funds by the Adviser, including advisory and management services and personnel available to provide services, results achieved by the Adviser and the expenses reimbursements paid by the Adviser for operating expenses (other than transaction costs) of the Funds; the total expense ratios of the Funds compared to the expense ratios of funds that are managed by other advisers and which have similar investment objectives; the advisory fees payable to the Adviser by the Funds compared to the advisory fees payable by funds that are managed by other advisers and which have similar investment objectives; the extent to which economies of scale are applicable and, if available, the manner in which they are allocated between the Adviser and the Funds; the profitability of the Adviser, based on its total expenses for providing advisory services to the Funds and the portfolios of Mutual of America Investment Corporation compared to advisory fees and any other compensation directly or indirectly received for such services; and the fact that the rates of compensation payable to the Adviser under the Investment Accounting Agreement, dated as of January 1, 1997, between the Adviser and the Investment Company remain unchanged from when the agreement was first entered into, and the rates of compensation are the same as the rates the Funds were paying to an independent investment accounting and recordkeeping agent under an earlier agreement. The Board also considered the Adviser's access to research services from brokers to which the Adviser allocates the Investment Company's brokerage and the fact that the Adviser engages in no other transactions relating to the Funds that might be construed as "soft dollar" arrangements. Based on the information reviewed and following discussion, the Board concluded that it was satisfied with the nature and quality of the advisory and other services provided to the Investment Company by the Adviser. The Board also found for each of the Funds that the advisory fee provided for in the investment management agreement is reasonable in relation to the services provided.


Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

      Equity Index Fund -- .125%
      All America Fund -- .50%
      Mid-Cap Equity Index Fund -- .125%
      Aggressive Equity Fund -- .85%
      Bond Fund -- .45%
      Money Market Fund -- .20%

               Investment Advisory Fees Paid by Funds to Adviser*


--------------------------------------------------------------------------------
          Fund                        2002             2001             2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Equity Index                   $ 34,170        $ 38,121         $ 42,478
--------------------------------------------------------------------------------
      All America                    $224,630        $264,601         $336,284
--------------------------------------------------------------------------------
  Mid-Cap Equity Index*              $ 28,135        $ 28,545          $ 9,649
--------------------------------------------------------------------------------
   Aggressive Equity*                $106,208        $109,307         $ 38,481
--------------------------------------------------------------------------------
          Bond                       $153,014        $142,711         $121,789
--------------------------------------------------------------------------------
      Money Market                   $128,372        $142,229         $ 81,836
--------------------------------------------------------------------------------
       Total Fees                    $674,529        $725,514         $630,517
--------------------------------------------------------------------------------


----------
* The Mid-Cap Equity Index Fund and Aggressive Equity Fund began operations on September 1, 2000.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

      o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

      o     directors' fees and expenses,

      o     fees and expenses of its independent certified public accountants,

      o     fees and expenses of its legal counsel,

      o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

      o the cost of preparation and filing registration statements and amendments thereto,

      o     bank transaction charges and custodian's fees,

      o     any proxy solicitors' fees and expenses,

      o     SEC filing fees,

      o     any federal, state or local income or other taxes,

      o any membership or licensing fees of the Investment Company Institute and similar organizations,

      o     fidelity bond and directors' liability insurance premiums, and

      o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.


Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to the Fund's investment advisory fees, which are at an annual rate of .85% of the net assets of the Aggressive Equity Fund, .50% of the net assets of the All America Fund, ..45% of the net assets of the Bond Fund, .20% of the net assets of the Money Market Fund, and .125% of the net assets of each of the Equity Index Fund and Mid-Cap Equity Index Fund. This expense limitation obligation of the Adviser is contractual for the period January 1, 2003 through December 31, 2003 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, and the Adviser could discontinue reimbursements upon the termination of its contractual obligation.

Subadviser For Portion of the All America Fund. For a portion of the actively managed assets of the All America Fund (the Active Assets), the Adviser has entered into a Subadvisory Agreement with Oak Associates, Ltd. (Oak Associates or the Subadviser). The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.


The Subadviser for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadviser is subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadviser for advisory services it provides to the All America Fund at the annual rates of ..30% of net assets, calculated as a daily charge.

                      Fees Paid by Adviser to Subadvisers
                              For Past Three Years


--------------------------------------------------------------------------------
                Subadviser                     2002          2001        2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Oak Associates, Ltd.                $9,774      $13,899      $24,488
--------------------------------------------------------------------------------
       Fred Alger Management, Inc.*               N/A      $23,252      $32,431
--------------------------------------------------------------------------------
Palley-Needelman Asset Management, Inc.**         N/A          N/A      $ 5,294
--------------------------------------------------------------------------------
                 Total                         $9,774      $37,151      $62,213
--------------------------------------------------------------------------------


----------
 *    A Subadviser until October 1, 2001

**    A Subadviser until February 1, 2000

Codes of Ethics. The Investment Company, the Adviser, the Subadviser and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.

                           ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent


State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement, as amended, with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------

The Adviser and Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

      o The Adviser and Subadviser select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

      o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

      o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

      o The Adviser and Subadviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

      o No transactions may be effected by a Fund with an affiliate of the Adviser or the Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser and the Subadviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser and Subadviser each use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser and Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or Subadviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser or Subadviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.


The Investment Company paid aggregate brokerage commissions of $142,916 in 2002, $155,329 in 2001 and $138,513 in 2000.


Commissions to Affiliated Brokers
--------------------------------------------------------------------------------

During 2000 and 2001, the Investment Company paid brokerage commissions to Fred Alger & Co. (Fred Alger), an affiliate of Alger Management, Inc., which was a subadviser for the All America Fund until October 1, 2001, as follows:


--------------------------------------------------------------------------------------------------------------
                   Year of                      Commissions            % of Total       % of Aggregate Dollars
               Payment/Broker                      Paid             Commissions Paid        of Transactions
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 2001 -- Fred Alger                               $ 9,176                   5.9%                  5.7%
--------------------------------------------------------------------------------------------------------------
 2000 -- Fred Alger                               $11,890                   8.6%                  7.2%
--------------------------------------------------------------------------------------------------------------

The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smaller market capitalizations, for which execution may be more difficult.

Portfolio Turnover
--------------------------------------------------------------------------------

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.


The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

The Aggressive Equity Fund's portfolio turnover rate was 215% in 2002, the same rate as compared to 215% in 2001. The high turnover rate in 2002 was due primarily to changes in stock selection, and the turnover rate in 2001 was due primarily to increased trading in the growth portion of the Fund based on changes in sector weightings in response to changing market conditions. The Bond Fund's portfolio turnover rate was 58% in 2002, compared to a portfolio turnover rate of 8% in 2001. The higher rate in 2002 was attributable primarily to restructuring of the portfolio following a change in the Bond Fund's comparative index.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

      o     the sum of the value of the securities the Fund holds,

      o plus any cash or other assets, including interest and dividends accrued, and

      o     minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

      o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

      o For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

      o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less,the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

      o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a
            Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

      o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

      o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)    For stock options and futures contracts, these valuations apply:

      o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

      o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

            o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

            o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

      o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

      o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either
(1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

                            TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign currency gains or losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital gains rates for entities other than individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends  received  deductions.  Certain  corporations  are  entitled  to a 70%
dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund and Aggressive Equity Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.


The following is an example of the calculation of the Money Market Fund's yield of 1.13% for the seven-day period ended December 31, 2002 (excluding Christmas
Day). Yields may fluctuate substantially from the example shown.

      1. Value for December 24, 2002

      2. Value for December 31 , 2002 (exclusive of capital changes and any non-investment income)


      3. Net change equals Line 1 subtracted from Line 2

      4. Base period return equals Line 3 divided by Line 1

      5. Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

              Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

      T = (ERV/P)1/n -1

Where:

      P = a hypothetical initial payment of $1,000

      T = average annual total return

      n = number of years

      ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                           Average Annual Total Return
                      For Periods Ended December 31, 2002*


         Fund                                              One Year        Five Years        Life of Fund*
         ----                                              --------        ----------        -------------
         Equity Index .................................     (22.2)%            N/A             (10.1)%
         All America ..................................     (22.3)%           (1.5)%             3.9%
         Mid-Cap Equity Index .........................     (14.6)%            N/A              (9.1)%
         Aggressive Equity ............................     (18.8)%            N/A             (15.4)%
         Bond .........................................       7.2%             5.0%              5.9%
         Money Market .................................       1.5%             4.3%              4.4%


                           Cumulative Total Return For
                        Periods Ended December 31, 2002*


         Fund                                              One Year        Five Years        Life of Fund*
         ----                                              --------        ----------        -------------
         Equity Index .................................     (22.2)%            N/A             (32.2)%
         All America ..................................     (22.3)%           (7.5)%            28.7%
         Mid-Cap Equity Index .........................     (14.6)%            N/A             (19.9)%
         Aggressive Equity ............................     (18.8)%            N/A             (32.3)%
         Bond .........................................       7.2%            27.8%             46.1%
         Money Market .................................       1.5%            23.4%             27.8%


----------
* Dates the Funds commenced operations: All America and Bond Funds -- May 1, 1996; Money Market Fund -- May 1, 1997; Equity Index Fund -- May 3, 1999; Mid-Cap Equity Index and Aggressive Equity Funds -- September 1, 2000.

Yield of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.


Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

The S&P 500(R) Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P MidCap 400 Index).

The S&P MidCap(R) 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000 Index.

The Russell 2000(R) Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index).

This Lehman Aggregate Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa  --   Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds  which are  rated Aa are  judged  to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    --   Bonds which are rated A possess many favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  --   Bonds which are rated Baa are considered as medium grade  obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --   Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  --   Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   --   Bonds which are rated Ca represent  obligations  which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    --   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's:

AAA  --   Debt rated AAA has the highest  rating  assigned by Standard & Poor's.
          Capacity to pay interest and repay principal is very strong.

AA   --   Debt rated AA has a very  strong  capacity to pay  interest  and repay principal and differs from the higher rated issues only in small degree.

A    --   Debt  rated  A has  a  strong  capacity  to  pay  interest  and  repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Debt  rated BBB is  regarded  as having an  adequate  capacity  to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB   --   Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to B the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. CCC BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C    --   The rating C is  reserved  for income  bonds on which no  interest  is being paid.

D    --   Debt rated D is in default,  and payment of interest and/or  repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in its home office and 36 field offices throughout the United States, participate in the distribution of shares of the Funds. The Distributor's registered representatives are employees of Mutual of America Life or the Adviser. Each representative is eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the field office with the highest sales of Fund shares in a year will receive a trip to a conference site in the United States to attend a sales meeting.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.

                                  LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                              INDEPENDENT AUDITORS


The financial statements of the Investment Company for the year ended December 31, 2002 have been incorporated by reference in the Statement of Additional Information in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                           PRIOR INDEPENDENT AUDITORS

Prior to 2002, the Investment Company's financial statements were audited by Arthur Andersen LLP ("Arthur Andersen"), which has ceased operations. As a result, Arthur Andersen has not reissued its report on the Investment Company's financial statements for the year ended December 31, 2001 (the "2001 financial statements"). Arthur Andersen consented to the incorporation by reference into the Investment Company's Statement of Additional Information, dated May 1, 2002, of its audit report on the 2001 financial statements, which was contained in the Investment Company's annual report to shareholders for the year ended December 31, 2001. That audit report is incorporated by reference into this Registration Statement.

Because Arthur Andersen has ceased operations, the Investment Company is not able to obtain Arthur Andersen's updated written consent to incorporation by reference into this Registration Statement of Arthur Andersen's audit report on the 2001 financial statements. In these circumstances, Rule 437a of the Securities Act of 1933 (the "1933 Act") permits the Investment Company to omit Arthur Andersen's updated consent from this Registration Statement.

The absence of Arthur Andersen's consent to the incorporation by reference into this Statement of Additional Information of its previously issued report on the 2001 financial statements may limit the ability of investors who purchase shares of the Investment Company's Funds to recover against Arthur Andersen under
Section 11(a) of the 1933 Act in the event the 2001 financial statements contain an untrue statement of a material fact or omit to state a material fact required to be stated herein.


                                    CUSTODIAN

JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.


                        USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500 Index or the S&P
MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400 Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

                            PART C. OTHER INFORMATION
Item 23. Exhibits


          1(a) Articles of Incorporation of Mutual of America Institutional Funds, Inc.(the "Fund"), dated October 26, 1995 (6)

          1(b)      Articles Supplementary, dated February 20, 1996 (6)

          1(c)      Articles Supplementary, dated April 8, 1996 (6)

          1(d)      Articles Supplementary, dated December 2, 1996 (6)

          1(e)      Articles Supplementary, dated February 24, 1997 (6)

          1(f)      Articles Supplementary, dated April 6, 1999 (5)

          1(g)      Form of Articles Supplementary, dated August 14, 2000 (7)

          2         By-Laws of the Fund (6)

          4(a) Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser") (7)

          4(c) Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (2)

          5 Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor ("Securities Corporation") (6)

          7(a)(i) Custody Agreement between the Fund and The Chase Manhattan Bank (1)

          7(a)(ii)  Amendment No. 1 to the Custody Agreement, dated June 1, 2001
                    (10)

          7(a)(iii) Amendment  No. 2 to the  Custody  Agreement,  dated March 1,
                    2003 (10)

          8(a)(i) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)

          8(b) Form of Investment Accounting Agreement between the Fund and the Adviser (3)

          8(c) Agreement to Pay Operating Expenses between the Fund and the Adviser (9)

          9(a)      Consent and Opinion of General Counsel (5)

          9(b) Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds (7)

          10(a)     Independent Auditors' Consent (10)

          10(c) Powers of Attorney of Ms. Morrissey and Messrs. Altstadt, Kearney, Sharkey and Silber (2)

          10(d)     Power of Attorney of Patrick J. Waide, Jr. (3)

          10(e)     Powers of Attorney  of John R. Greed and Stanley  Shmishkiss
                    (4)

          16(a)     Code of Ethics of the Fund (10)

          16(b)     Code of Ethics of Securities Corporation (10)

          16(c)     Code of Ethics of the Adviser (10)

          16(e)     Code of Ethics of Oak Associates, Ltd. (8)

----------
(1) Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2) Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3) Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4) Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5) Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6) Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999

(7) Included in Post-Effective Amendment No. 9 filed with the Commission on June 13, 2000

(8) Included in Post-Effective Amendment No. 11 filed with the Commission on April 19, 2001

(9) Included in Post-Effective Amendment No. 12 filed with the Commission on April 23, 2002

(10)  Included in this Post-Effective Amendment No. 13


Item 24. Persons Controlled By or Under Common Control with Registrant

      The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America Life except by virtue of a persons capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life directly or indirectly owns the following companies:

      Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

      o     Mutual of America Holding Company, Inc., a Delaware corporation, and

      o     Mutual of America Foundation, a New York not-for-profit corporation.

      Mutual of America Holding Company, Inc. wholly owns

      o Mutual of America Securities Corporation, a Delaware corporation, and

      o Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

      Mutual of America Life Insurance Company through its separate accounts, owns substantially all of the shares of Mutual of America Investment
Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

      Mutual of America Life Insurance Company currently owns a majority of Registrant's outstanding shares.

Item 25. Indemnification

      Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

      By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer of director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

      Insurance. Coverage for officers and director of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by Chubb Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

      By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

      By-Laws of the Distributor. The By-Laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

      Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser

      Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

                                              Positions                   Principal Occupation
Name                                         With Adviser                 During Past Two Years
-----                                    ----------------------           ----------------------
Thomas J. Moran .......................   Director, Chairman of       President, Chief Executive
320 Park Avenue                              the Board                Officer and Director of Mutual of
NY, NY 10022                                                          America Life

F. Harlan Batrus ......................   Director                    Partner, Lazard Freres & Co.
NY, NY 10020                                                          30 Rockefeller Plaza

Theresa A. Bischoff ...................   Director                    President, NYU
500 First Avenue                                                      Hospitals Center
NY, NY 10016

Robert X. Chandler ....................   Director                    Retired, formerly Director,
c/o 320 Park Avenue                                                   Development Office, Archdiocese
NY, NY 10022                                                          of Boston

Nathaniel A. Davis ....................   Director                    Vice President, Network
17680 Old Meadow Rd                                                   Engineering Operations, Nextel
McLean, VA 22102                                                      Communications

Anthony F. Earley .....................   Director                    Chairman, President and Chief
Detroit Edison Company                                                Operating Officer, Detroit Edison Co.
2000 Second Avenue
Detroit, MI 48226

William T. Knowles ....................   Director                    Consultant
Orr's Island, ME 04066

                                              Positions                   Principal Occupation
Name                                         With Adviser                 During Past Two Years
-----                                    ----------------------           ----------------------

James E. Quinn ........................   Director                    Vice Chairman, Tiffany & Co.
757 Fifth Avenue
NY, NY 10022

Alfred E. Smith, IV ...................   Director                    Managing Director, Wagner Stott
40 Wall Street                                                        Bear Specialists, LLC
NY, NY 10005

Richard J. Ciecka .....................   President, Chief            President and Chief Executive
320 Park Avenue                              Executive Officer        Officer of the Adviser
NY, NY 10022                                 and Director

Manfred Altstadt ......................   Senior Executive Vice       Senior Executive Vice President
320 Park Avenue                              President and Chief      and Chief Financial Officer of Mutual
NY, NY 10022                                 Financial Officer        of America Life

Patrick A. Burns ......................   Senior Executive Vice       Senior Executive Vice President
320 Park Avenue                              President and General    and General Counsel of Mutual of
NY, NY 10022                                 Counsel                  America Life

Amir Lear .............................   Executive Vice President    Senior Vice President, Mutual of
320 Park Avenue                              and Assistant to the     America Life
NY, NY 10022                                 President and Chief
                                             Executive Officer

Andrew L. Heiskell ....................   Executive Vice President    Executive Vice President of the
320 Park Avenue                                                       Adviser
NY, NY 10022

Thomas J. Larsen ......................   Executive Vice President    Executive Vice President of the
320 Park Avenue                                                       Adviser
NY, NY 10022

Deborah S. Becker .....................   Senior Vice President,      Senior Vice President and Associate
320 Park Avenue                              Associate General        General Counsel, Mutual of
NY, NY 10022                                 Counsel and Secretary    America Life

Joseph Brunken ........................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Mary E. Canning .......................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Susan J. Ferber .......................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

David W. Johnson ......................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Nancy McAvey ..........................   Senior Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Beth A. Ripston .......................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Paul Travers ..........................   Senior Vice President       Senior Vice President of the
320 Park Avenue                                                       Adviser
NY, NY 10022

                                              Positions                   Principal Occupation
Name                                         With Adviser                 During Past Two Years
-----                                    ----------------------           ----------------------
Gary P. Wetterau ......................   Senior Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Joseph Bartus .........................   Vice President              Vice President of the Adviser since
320 Park Avenue                                                       July 2002; prior thereto, Assistant
NY, NY 10022                                                          Vice President of the Adviser

Susan E. Greenleaf ....................   Vice President              Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Thomas P. Kelly .......................   Vice President              Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Peter J. Schmole ......................   Vice President              Vice President of the Adviser since
320 Park Avenue                                                       December 2001; prior thereto, Vice
NY, NY 10022                                                          President, Sales and Marketing,
                                                                      SG Cowen Asset Management

Wayne M. Simon ........................   Vice President              Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Robert Timothy Stidham ................   Vice President              Vice President of the Adviser since
320 Park Avenue                                                       November 2002; prior thereto, Senior
NY, NY 10022                                                          Vice President, Marketing, FTN
                                                                      Financial/Highland Capital Management

      Oak Associates, Ltd. ("Oak Associates") is a subadviser for a portion of the Active Assets of the All America Fund. The subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of the subadviser are incorporated by reference to its Form ADV filed with the Securities and Exchange Commission, as set forth below.

      Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

Item 27. Principal Underwriters

      (a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

      (b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:


                                                    Positions
Name                                            With Distributor                 Position with the Fund
-----                                        -----------------------          ----------------------------
Dolores J. Morrissey ...................   Chairman and CEO                   President and Chairman

Howard Lichtenstein ....................   President and Director                      --

Amir Lear ..............................   Senior Vice President and                   --
                                             Chief Financial Officer

Manfred Altstadt .......................   Senior Executive Vice              Senior Executive Vice
                                             President, Treasurer               President and Treasurer
                                             and Director

Patrick A. Burns .......................   Senior Executive Vice              Senior Executive Vice
                                             President and General            President and General
                                             Counsel                          Counsel

Salvatore R. Curiale ...................   Senior Executive Vice                       --
                                             President and Director

William S. Conway ......................   Executive Vice President/                   --
                                             Marketing and Director

William A. DeMilt ......................   Executive Vice President                    --

Allen Bruckheimer ......................   Senior Vice President and                   --
                                             Compliance Officer/Treasurer

Joseph Brunken .........................   Senior Vice President                       --

Paul J. Costagliola ....................   Senior Vice President and                   --
                                             Compliance Officer, NASD/SEC

Thomas L. Martin .......................   Senior Vice President and                   --
                                             Associate General Counsel


Item 28. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of April, 2003.


                                    MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                                   (Registrant)


                                    By:      /s/ MANFRED ALTSTADT
                                        --------------------------------
                                     (Title: Senior Executive Vice President
                                                 and Treasurer)


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2003.

                Signatures                               Title
                ----------                               -----


                     *                         President, Chairman and Director
----------------------------------------         (Principal Executive Officer)
          (Dolores J. Morrissey)


                     *                         Director
----------------------------------------
            (Kevin M. Kearney)

                     *                         Director
----------------------------------------
             (John T. Sharkey)

                     *                         Director
----------------------------------------
             (John R. Silber)

                     *                         Director
----------------------------------------
           (Stanley Shmishkiss)

                     *                         Director
----------------------------------------
          (Patrick J. Waide, Jr.)

             /s/ JOHN R. GREED                 Executive Vice President and
----------------------------------------         Chief Financial Officer
              (John R. Greed)                    (Principal Financial and
                                                  Accounting Officer)


*By  /s/ MANFRED ALTSTADT
----------------------------------------
   Manfred Altstadt, Attorney-in-fact
     Senior Executive Vice President
              and Treasurer

                                  Exhibit Index


   Exhibit
    Number                                                                                              Page
   --------                                                                                            -----
    7(a)(ii)  Amendment No. 1 to the Custody Agreement, dated June 1, 2001

    7(a)(iii) Amendment No. 2 to the Custody Agreement, dated March 1, 2003

    10(a)     Independent Auditors' Consent

    16(a)     Code of Ethics of Mutual of America Institutional Funds, Inc.

    16(b)     Code of Ethics of Mutual of America Securities Corporation

    16(c)     Code of Ethics of Mutual of America Capital Management Corporation